EXHIBIT 99.2

                      CITIZENS & NORTHERN CORPORATION logo


                         90-92 Main Street, P.O. Box 58
                               Wellsboro, PA 16901
                    Phone: (570) 724-3411 Fax: (570) 723-8097
         E-Mail: cnemail@cnbankpa.com Web Page: http://www.cnbankpa.com
                 --------------------           -----------------------
                              Stock Symbol: CZNC.OB

Chartered 1864

                                                  FEDERAL DEPOSIT INSURANCE CORP

                                QUARTERLY REPORT
MARCH 31, 2004

Dear Shareholder:

It is a pleasure to report the first quarter 2004 financial condition and net income of your company. Even though the low interest rate environment continues to erode our interest rate spread, we have successfully increased our interest margin by growing our earning assets, especially net loans, which are up 14.15% over last year. Total assets increased 9.41% to $1.121 billion. The interest margin increased 8.1% as compared to the first quarter of 2003. Total revenue, which includes interest margin plus other income before realized security gains, increased 7.7%. However, due to a reduction in realized security gains of $757 thousand and a $696,000 increase in non-interest expense (a great deal of which can be attributed to new hires and start-up expenses related to our new Williamsport facility), net income for the quarter decreased by 9% when compared to the first quarter of 2003. Asset quality as measured by non-performing assets to total assets remains strong. Shareholder equity before net unrealized gains/losses on available-for-sale securities increased 9.1%. The first quarter dividend of 22 cents per share is a 4.76% increase over last year.

As forecasted previously, our Trust and Financial Management staff and Commercial Lending staff did move into to their new Williamsport Market Street offices in February. We have been fortunate in acquiring some very talented people who will lead C&N's effort to build banking, employee benefit, investment management and trust relationships in the region. We believe the prospects for a successful entry into the market are strong, and we are continuing to identify prospective branch sites in and around the Williamsport and Lycoming County area. The branch facility on Market Street should be opened by May.

After a great deal of investigation and review, our search for a new core data processing system successfully ended. We were seeking cutting edge and highly flexible software that would enhance our efforts to better serve our customers. We believe The Complete Banking Solution(R) from Open Solutions, Inc. is the right choice for C&N. We expect the conversion to be implemented before year-end. Fortunately, we have a great team working on this project.

Thank you for your continued support.





                                                     Craig G. Litchfield
                                                     Chairman, President & CEO


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                         CITIZENS & NORTHERN CORPORATION

                               BOARD OF DIRECTORS

                    Craig G. Litchfield Chairman of the Board

        Dennis F. Beardslee                            Leo F. Lambert
        R. Robert DeCamp                               Edward L. Learn
        Jan E. Fisher                                  Edward H. Owlett, III
        R. Bruce Haner                                 Leonard Simpson
        Susan E. Hartley                               James E. Towner
        Karl W. Kroeck                                 Ann M. Tyler
                                DIRECTORS EMERITI
        J. Robert Bower                                F. David Pennypacker
        Lawrence F. Mase                               Donald E. Treat
                                    OFFICERS
        Craig G. Litchfield      Chairman, President and Chief Executive Officer
        Mark A. Hughes           Treasurer
        Kathleen M. Osgood       Corporate Secretary

                            CITIZENS & NORTHERN BANK

                                     OFFICES
   428 S. Main Street, ATHENS, PA 18810                            570-888-2291
   111 Main Street, DUSHORE, PA 18614                              570-928-8124
   Main Street, EAST SMITHFIELD, PA 18817                          570-596-3131
   104 Main Street, ELKLAND, PA  16920                             814-258-5111
   102 E. Main Street, KNOXVILLE, PA 16928                         814-326-4151
   Main Street, LAPORTE, PA 18626                                  570-946-4011
   Main Street, LIBERTY, PA 16930                                  570-324-2331
   1085 S. Main Street, MANSFIELD, PA 16933                        570-662-1111
   Route 220, MONROETON, PA 18832                                  570-265-2157
   3461 Rte.405 Highway, MUNCY, PA 17756                           570-546-6666
   Thompson Street, RALSTON, PA 17763                              570-995-5421
   503 N. Elmira Street, SAYRE, PA 18840                           570-888-2220
   41 Main Street, TIOGA, PA 16946                                 570-835-5236
   428 Main Street, TOWANDA, PA18848                               570-265-6171
   Court House Square, TROY, PA 16947                              570-297-2159
   90-92 Main Street, WELLSBORO, PA 16901                          570-724-3411
   Route 6, WYSOX, PA 18854                                        570-265-9148

                       TRUST & FINANCIAL MANAGEMENT GROUP
   90-92 Main Street, Wellsboro, PA 16901                          800-487-8784
   428 Main Street, Towanda, PA 18848                              888-987-8784
   428 S. Main St., Athens, PA 18810                               888-760-8192
   3461 Rte 405 Highway, Muncy, PA 17756                           570-546-6666

                                ACCOUNT SERVICES
   90-92 Main St, Wellsboro, PA 16901                              800-726-2265
                                BANKCARD SERVICES
   RR 7, Wellsboro PA 16901                                        800-676-6639
                                INTERNET BANKING
   90-92 Main St., Wellsboro, PA 16901                             570-724-0266
                                www.cnbankpa.com
                       C&N FINANCIAL SERVICES CORPORATION
   68 Main Street, Wellsboro, PA                                   866-ASK-CNFS
                           www.cnfinancialservices.com




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CONSOLIDATED STATEMENT OF INCOME
(In Thousands, Except Per Share Data)   (Unaudited)

                                                                     3 MONTHS ENDED
                                                                          MARCH
                                                                  2004                2003
                                                                (CURRENT)          (PRIOR YR)
                                                                ---------          ----------
Interest and Dividend Income                                     $ 14,015           $ 13,930
Interest Expense                                                    5,703              6,243
---------------------------------------------------------------------------------------------

Interest Margin                                                     8,312              7,687
Provision for Loan Losses                                             350                350
---------------------------------------------------------------------------------------------
Interest Margin After Provision for Loan Losses                     7,962              7,337
Other Income                                                        1,625              1,540
Realized Gains on Securities, Net                                     964              1,721
Other Expenses                                                      6,228              5,532
---------------------------------------------------------------------------------------------

Income Before Income Tax Provision                                  4,323              5,066
Income Tax Provision                                                  617                994
---------------------------------------------------------------------------------------------

NET INCOME                                                       $  3,706           $  4,072
=============================================================================================

PER SHARE DATA (**):
Net Income - Basic                                                  $0.46              $0.50
Net Income - Diluted                                                $0.45              $0.50
Dividend Per Share                                                  $0.22              $0.21
Number Shares Used in Computation - Basic                       8,112,061          8,087,124
Number Shares Used in Computation - Diluted                     8,168,162          8,115,839


CONSOLIDATED BALANCE SHEET
(In Thousands, Except Per Share Data)    (Unaudited)

                                                                MARCH 31,          MARCH 31,
                                                                  2004               2003
                                                                ---------          ---------
ASSETS
Cash & Due from Banks                                         $    14,149        $    21,573
Available-for-Sale Securities                                     526,985            495,028
Loans, Net                                                        525,561            460,425
Other Assets                                                       54,432             47,661
---------------------------------------------------------------------------------------------

TOTAL ASSETS                                                  $ 1,121,127        $ 1,024,687
=============================================================================================

LIABILITIES
Deposits                                                      $   650,920        $   648,357
Repo Sweep Accounts                                                20,282             16,113
---------------------------------------------------------------------------------------------
     Total Deposits and Repo Sweeps                               671,202            664,470
Borrowed Funds                                                    284,784            227,708
Other Liabilities                                                  34,899             13,464
---------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                 990,885            905,642
---------------------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY
Shareholders' Equity, Excluding Net Unrealized
  Gains/Losses on Available-for sale Securities                   115,630            105,942
Net Unrealized Gains/Losses on Available-
  for-sale Securities (*)                                          14,612             13,103
---------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                        130,242            119,045
---------------------------------------------------------------------------------------------

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                      $ 1,121,127        $ 1,024,687
=============================================================================================



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CONSOLIDATED FINANCIAL HIGHLIGHTS
(In Thousands, Except Per Share Data)       (Unaudited)

                                                          3 MONTHS ENDED                   %
                                                               MARCH                    INCREASE
                                                    2004                 2003          (DECREASE)
                                               -------------        -------------      ----------
EARNINGS PERFORMANCE
Net Income                                     $       3,706        $       4,072        -8.99%
Return on Average Assets                                1.38%                1.62%      -14.81%
Return on Average Assets,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)                1.40%                1.65%      -15.15%
Return on Average Equity                               11.45%               13.83%      -17.21%
Return on Average Equity,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)               12.88%               15.50%      -16.90%

BALANCE SHEET HIGHLIGHTS
Total Assets                                   $   1,121,127        $   1,024,687         9.41%
Available-for-Sale Securities                        526,985              495,028         6.46%
Loans (Net)                                          525,561              460,425        14.15%

Allowance for Loan Losses                              6,370                5,337        19.36%
Deposits and Repo Sweep Accounts                     671,202              664,470         1.01%
Trust Assets Under Management                        353,762              278,548        27.00%

SHAREHOLDERS' VALUE (PER SHARE) (**)
Net Income - Basic                             $        0.46        $        0.50        -8.00%
Net Income - Diluted                           $        0.45        $        0.50       -10.00%
Dividends                                      $        0.22        $        0.21         4.76%
Book Value                                     $       16.04        $       14.73         8.89%
Book Value, Excluding Unrealized
  Gains/Losses on Available-for-
  sale Securities (***)                        $       14.24        $       13.10         8.70%
Market Value (Last Trade)                      $       25.05        $       21.06        18.95%
Market Value /  Book Value                            156.17%              142.97%        9.23%
Market Value /  Book Value,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)              175.91%              160.76%        9.42%
Price Earnings Multiple                                13.61                10.53        29.25%
Dividend Yield                                          3.51%                3.99%      -12.03%

SAFETY AND SOUNDNESS
Shareholders' Equity / Average Assets,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)               10.95%               10.72%        2.15%
Nonperforming Assets / Total Assets                     0.12%                0.14%      -14.29%
Allowance for Loan Losses / Total Loans                 1.20%                1.22%       -1.64%
Risk Based Capital Ratio                               20.00%               20.25%       -1.23%

AVERAGE BALANCES
Average Assets                                 $   1,077,361        $   1,007,409         6.94%
Average Assets, Excluding
  Unrealized Gains/Losses on
  Available-for-sale Securities                    1,055,668              988,138         6.83%
Average Equity                                       129,440              117,802         9.88%
Average Equity, Excluding
  Unrealized Gains/Losses on
  Available-for-sale Securities                      115,123              105,055         9.58%



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(*)       Net unrealized gains/losses on available-for-sale securities are presented as "Accumulated Other Comprehensive Income" in the annual and quarterly financial statements filed with the Securities and Exchange Commission.

(**) For purposes of per share calculations, the market value and number of outstanding shares have been retroactively adjusted for the effects of the 3-for-2 stock split issued in April 2003, and for 1% stock dividends issued in January of each year presented.

(***) Generally accepted accounting principles ("GAAP") require that available-for-sale securities be reported at fair value, with unrealized gains and losses excluded from earnings and reported separately through shareholders' equity, net of tax. Management believes there is an inherent mismatch between the income statement and balance sheet related to unrealized gains/losses that may create a material inconsistency in the calculation of earnings-based ratios. Further, the amount of unrealized gains or losses may vary widely from period-to-period, depending on the financial markets as a whole and interest rate movements. Therefore, management has provided these "non-GAAP" ratios because we believe they provide meaningful information for evaluating the Corporation's financial position and results of operations.